                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Biogen Savings Plan of our report dated June 27, 2000 relating to the financial statements and supplemental schedules of the Biogen Savings Plan for the year ended December 31, 1999 included with this Form 10-K/A.



PricewaterhouseCoopers LLP
Boston, Massachusetts
June 27, 2000